UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 18, 2023

Benchmark 2023-B39 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001979859)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-04	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 18, 2023 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Situs Holdings, LLC, solely with respect to the Back Bay Office Whole Loan, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class B, Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $782,086,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with CGMI, GS&Co., DBSI, JPMS and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 28, 2023 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, GS&Co., DBSI and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated June 20, 2023, and by the Prospectus, dated June 28, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $124,397,263 were sold to CGMI, GS&Co., DBSI, JPMS, Academy and Drexel (together with CGMI, GS&Co., DBSI, JPMS and Academy, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 28, 2023, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2023-B39 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 23 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2023 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of

July 1, 2023 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2023 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2023 (the “GSMC Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the JPMCB Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GSMC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Novolex Portfolio	4.9
Seagate Campus	4.10
Fashion Valley Mall	4.11	4.2
Pacific Design Center	4.12	4.3
Four Springs Net Lease Portfolio	4.13
Back Bay Office	4.14
Soho Beach House Miami	4.15
Scottsdale Fashion Square	4.16	4.4
One & Two Commerce Square	4.17	4.2
Miracle Mile	4.18	4.5
J&O Industrial Facility	4.19
Harborside 2-3	4.20	4.6
Jaylor – Burger King Portfolio	4.21	4.7
One Campus Martius	4.22	4.8
Hyatt Regency Indianapolis	4.23	4.7
Platinum Tower	4.24

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GSMC, JPMCB and GACC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,571,677, were approximately $915,353,371.  Of the expenses paid by the Depositor, approximately $125,654 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,396,022 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated June 28, 2023. The related registration statement (file no. 333-262701) was originally declared effective on April 22, 2022. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 244) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by a third-party purchaser, which is KKR CMBS II Aggregator Type 2 L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BBCMS 2023-C20 PSA
Exhibit 4.3	Benchmark 2023-B38 PSA
Exhibit 4.4	SCOTT 2023-SFS TSA
Exhibit 4.5	MIRA Trust 2023-MILE TSA
Exhibit 4.6	Benchmark 2023-V2 PSA
Exhibit 4.7	BMO 2023-C5 PSA
Exhibit 4.8	Benchmark 2022-B36 PSA
Exhibit 4.9	Novolex Portfolio Co-Lender Agreement
Exhibit 4.10	Seagate Campus Co-Lender Agreement
Exhibit 4.11	Fashion Valley Mall Co-Lender Agreement
Exhibit 4.12	Pacific Design Center Co-Lender Agreement
Exhibit 4.13	Four Springs Net Lease Portfolio Co-Lender Agreement
Exhibit 4.14	Back Bay Office Co-Lender Agreement
Exhibit 4.15	Soho Beach House Miami Co-Lender Agreement
Exhibit 4.16	Scottsdale Fashion Square Co-Lender Agreement
Exhibit 4.17	One & Two Commerce Square Co-Lender Agreement
Exhibit 4.18	Miracle Mile Co-Lender Agreement
Exhibit 4.19	J&O Industrial Facility Co-Lender Agreement
Exhibit 4.20	Harborside 2-3 Co-Lender Agreement
Exhibit 4.21	Jaylor – Burger King Portfolio Co-Lender Agreement
Exhibit 4.22	One Campus Martius Co-Lender Agreement
Exhibit 4.23	Hyatt Regency Indianapolis Co-Lender Agreement
Exhibit 4.24	Platinum Tower Co-Lender Agreement

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 18, 2023
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 18, 2023 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 18, 2023 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 28, 2023, which such certification is dated June 28, 2023
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	JPMCB Mortgage Loan Purchase Agreement
Exhibit 99.3	GACC Mortgage Loan Purchase Agreement
Exhibit 99.4	GSMC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 18, 2023	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2022-B35 – Form 8-K (Closing)